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                                                                    EXHIBIT 99.2

                       NASTECH PHARMACEUTICAL COMPANY INC.

                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT (this "AGREEMENT") is made as of the 3rd day of September, 2003, by and between Nastech Pharmaceutical Company Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), with its principal offices at 3450 Monte Villa Parkway, Bothell, Washington 98021, and the purchaser whose name and address is set forth on the signature page hereof (the "PURCHASER").

                                    RECITALS

         A. The Company desires to issue and sell to the Purchaser and certain other investors ("the OTHER PURCHASERS" and together with the Purchaser, the "PURCHASERS") in a private placement (the "OFFERING"), and the Purchasers desire to purchase up to an aggregate of 1,513,069 units (each, a "UNIT"), each Unit consisting of one share of common stock, par value $0.006 per share ("COMMON STOCK"), of the Company (the "PURCHASED SHARES") and 0.35 five year warrant, substantially in the form attached to the Private Placement Memorandum as Exhibit F. Each whole warrant included in the Units shall be exercisable to purchase one share of Common Stock, at $11.09 per share (the "PURCHASED WARRANTS" and collectively with the Purchased Shares, the "SECURITIES"). Each Unit will be sold at a purchase price of $7.27 per Unit. This Agreement and the Purchased Warrants shall be referred to herein collectively as the "TRANSACTION DOCUMENTS".

         B. In furtherance of the Offering, the Company has prepared and delivered to the Purchaser a confidential private placement memorandum dated as of August 1, 2003 and amended and supplemented as of September 2, 2003 (such confidential private placement memorandum, as amended or supplemented and all documents incorporated by reference therein, including, without limitation, any SEC Filings (as defined in Section 4.16) and any other documents incorporated by reference in the SEC Filings, collectively, the "PRIVATE PLACEMENT MEMORANDUM").

         C. The Purchaser desires, upon the terms and conditions set forth in this Agreement, to purchase Securities in the Offering.

         D. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities regulation afforded by Section 4(2) of the Securities Act (as defined in Section 3) and Rule 506 under Regulation D.

                  IN CONSIDERATION of the premises and mutual covenants contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                  SECTION 1. Authorization of Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to an aggregate of 1,513,069 Units, consisting of up to an aggregate of 1,513,069 shares of Common Stock and 529,574 Purchased Warrants, at a purchase price of $7.27 per Unit.

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                  SECTION 2. Agreement to Sell and Purchase the Securities. At
the Closing (as defined in Section 3), the Company will sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Securities set forth on the signature page hereto.

                  The Company proposes to enter into this same form of purchase agreement with the Other Purchasers and expects to complete sales of the Securities to them. This Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "AGREEMENTS." Notwithstanding any contrary provisions of the Agreements, the obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of its Agreement and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The term "PLACEMENT AGENT" shall mean Lehman Brothers Inc.

                  SECTION 3. Delivery of the Purchased Shares and Purchased Warrants at the Closing. Subject to the terms and conditions set forth in this Agreement, the completion of the purchase and sale of the Purchased Shares and the Purchased Warrants (the "CLOSING") shall occur at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, as soon as practicable and as agreed by the parties hereto within three (3) business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing (the "CLOSING DATE"). The Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

                  At the Closing, the Company shall (i) authorize its transfer agent (the "TRANSFER AGENT") to arrange delivery to the Purchaser of one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Purchased Shares set forth on the signature page hereto and (ii) issue the number of Purchased Warrants set forth on the signature page hereto to the Purchaser, each stock certificate and Purchased Warrant bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") provided by Section 4(2) thereof and Rule 506 thereunder. At the Closing, the Transfer Agent shall deliver to the Placement Agent a certificate of the Transfer Agent, in form and substance reasonably acceptable to the Placement Agent, certifying (i) that it is duly authorized to issue the Purchased Shares and (ii) that the Company has reserved the Underlying Shares (as defined in Section 4.4) for issuance upon the exercise of the Purchased Warrants. The name(s) in which the stock certificates and the Purchased Warrants are to be registered are set forth in the Securities Questionnaire attached hereto as part of Appendix I (the "SECURITIES QUESTIONNAIRE"). The Company's obligation to complete the purchase and sale of the Securities and deliver the stock certificate(s) representing the Purchased Shares and the Purchased

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Warrants to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived in writing by the Company:
(a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased hereunder; (b) completion of the purchases and sales under the Agreements with Purchasers of Securities having an aggregate purchase price of at least $7,500,000; (c) the accuracy of the representations and warranties (as if such representations and warranties were made on the Closing Date) made by the Purchasers and the fulfillment of those undertakings and covenants of the Purchasers required to be fulfilled prior to the Closing; (d) the Purchaser shall have executed and delivered to the Company the Securities Questionnaire, pursuant to which the Purchaser shall provide information necessary to confirm such Purchaser's status as an "accredited investor" as defined in Rule 501 promulgated under the Securities Act; (e) no proceeding challenging this Agreement or agreement with any Other Purchaser or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; and (f) the sale of the Securities shall not be prohibited by any law or governmental order or regulation. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Purchased Shares evidenced thereby and the Purchased Warrants shall be subject to the conditions: (1) that the representations and warranties made by the Company herein are accurate as of the Closing Date; (2) that the Company has fulfilled all undertakings and covenants set forth herein required to be fulfilled prior to the Closing; (3) that the Common Stock shall be quoted on the Nasdaq National Market System; (4) that the Purchasers have purchased Securities having an aggregate purchase price of $7,500,000.

                  SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

                  4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined in Section 4.23). Atossa Healthcare, Inc. is the only entity of which the Company, directly or indirectly, owns at least 50% of the outstanding equity of (or which is otherwise directly or indirectly controlled by the Company) (the "SUBSIDIARY"). The Subsidiary is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

                  4.2. Authorized Capital Stock. As of July 29, 2003, (i) the authorized capital stock of the Company consisted of 25,000,000 shares of Common Stock and 100,000 shares of Preferred Stock, $.01 par value per share, (the "PREFERRED STOCK"), of which 10,000 shares have been designated as Series A Junior Participating Preferred Stock and none are outstanding; (ii) 10,284,933 shares of Common Stock and no shares of Preferred Stock were issued and outstanding; (iii) there were outstanding options granted pursuant to its stock purchase plans to purchase a total of 2,917,808 shares of Common Stock; (iv) there were available for issuance under the Company's stock option plans a total of 524,292 shares of Common Stock; and (v) there were outstanding warrants to purchase 569,178 shares of Common Stock. The issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and

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nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except for stock options and other awards granted under the option, award and purchase plans of the Company described in the Private Placement Memorandum or except as otherwise disclosed in or contemplated by the Private Placement Memorandum, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, warrants, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options, warrants or other rights granted and exercised thereunder, set forth or incorporated by reference in the Private Placement Memorandum accurately and fairly presents in all material respects all information pertaining to such plans, arrangements, options and rights. With respect to the Subsidiary, (i) all the issued and outstanding shares of the Subsidiary's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary's capital stock or any such options, rights, convertible securities or obligations. The Company owns 100% of the outstanding equity of the Subsidiary.

                  4.3. Issuance, Sale and Delivery of the Securities. The issuance of the Purchased Shares has been duly authorized by all necessary corporate action on the part of the Company and, when issued to and paid for by the Purchaser in accordance with this Agreement and the countersigning of the certificate or certificates representing the Purchased Shares by a duly authorized signator of the registrar for the Common Stock, the Purchased Shares will be validly issued, fully paid and non-assessable. The issuance of the Purchased Warrants has been duly authorized by all necessary corporate action on the part of the Company. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. Except as set forth in this Agreement, the Private Placement Memorandum or in any document incorporated by reference therein, no Person (as defined below) has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement to be filed by it pursuant to Section 7.1 (the "REGISTRATION STATEMENT")) to require the Company to register any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities or pursuant to other agreements or rights, nor is the Company obligated to register or qualify any such securities under any state securities or Blue Sky laws. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

                  For purposes of the Agreement, "PERSON" shall mean any other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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                  4.4.     Underlying Shares. The issuance of the Underlying
Shares (as defined below) upon exercise of the Purchased Warrants has been duly authorized, and the Underlying Shares have been, and at all times prior to such exercise will have been, duly reserved for issuance upon such exercise and payment of the exercise price of the Purchased Warrants and, when so issued, will be validly issued, fully paid and non-assessable. "UNDERLYING SHARES" shall mean any shares of Common Stock or other securities issued or issuable from time to time upon the exercise of a Purchased Warrant.

                  4.5. Due Execution, Delivery and Performance of this Agreement. The Company has all requisite corporate power and authority to enter into the Transaction Documents and perform the transactions contemplated thereby. The Transaction Documents have been duly authorized, executed and delivered by the Company. The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the transactions therein contemplated will not violate any provision of the organizational documents of the Company or its Subsidiary and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or of its Subsidiary pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, contract, note, bond, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary or any of their respective properties may be bound or affected or, to the Knowledge of the Company (as defined below), any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or its Subsidiary or any of their respective properties where such conflict, breach, violation or default is reasonably likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Securities. Upon the execution and delivery of the Transaction Documents, and assuming the valid execution of this Agreement by the Purchaser, the Transaction Documents will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.3 hereof may be legally unenforceable.

                  For purposes of this Agreement, "KNOWLEDGE OF THE COMPANY" shall mean, with respect to a particular fact or other matter, the actual current knowledge, after reasonable investigation, of the Chief Executive Officer or Chief Financial Officer of the Company.

                  4.6 Accountants. The firm of KPMG LLP, which has expressed its opinion with respect to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (portions of which are incorporated by reference in the Private Placement Memorandum), and has represented that it is an independent accountant as

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required by the Securities Act and the rules and regulations promulgated thereunder (the "RULES AND REGULATIONS").

                  4.7 Contracts. Except as disclosed in the Private Placement Memorandum, the contracts that are material to the Company are in full force and effect on the date hereof; and neither the Company nor its Subsidiary nor, to the Knowledge of the Company, any other party thereto, is in breach of or default under any of such contracts which breach or default would have a Material Adverse Effect.

                  4.8 No Actions. Except as disclosed in the Private Placement Memorandum, (i) there are no legal or governmental actions, suits, proceedings, pending and (ii) to the Knowledge of the Company, there are no inquiries or investigations, nor are there are any legal or governmental actions, suits, or proceedings threatened, to which the Company or its Subsidiary is or may be a party or subject or of which property owned or leased by the Company or its Subsidiary is or may be the subject, or related to environmental or discrimination matters, or instituted by the Commission (as defined in Section 4.16), the National Association of Securities Dealers, Inc., any state securities commission or other governmental or regulatory entity, which actions, suits or proceedings, individually or in the aggregate, would prevent or might reasonably be expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and no labor disturbance by the employees of the Company or of its Subsidiary exists, or is imminent which is reasonably expected to have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum, neither the Company nor its Subsidiary is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

                  4.9. Properties. Each of the Company and its Subsidiary has good and marketable title to all the properties and assets reflected as owned by it in the consolidated financial statements incorporated by reference in the Private Placement Memorandum (the "PROPRIETARY ASSETS"), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially adversely affect the use made of such property by the Company or its Subsidiary. Each of the Company and its Subsidiary holds its leased properties under valid and binding leases, subject to such exceptions as are not materially significant in relation to its business. To the Knowledge of the Company, the Proprietary Assets of the Company and its Subsidiary constitute all the Proprietary Assets necessary to enable the Company and its Subsidiary to conduct their respective businesses in the manner in which such businesses have been and are being conducted. Except as set forth the Private Placement Memorandum and in Schedule 4.9, (i) neither the Company nor any Subsidiary has licensed any of its Proprietary Assets to any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof (each a "PERSON") on an exclusive, semi-exclusive or royalty-free basis, and
(ii) neither the Company nor any Subsidiary has entered into any covenant not to compete or contract limiting such entity's ability to exploit fully any of such entity's material Proprietary Assets or to transact business in any material market or geographical area or with any Person. "PROPRIETARY ASSETS" shall include, but shall not be limited to, the Intellectual Property of the Company, as defined in Section 4.11 below.

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                  4.10.    No Material Change. Since June 30, 2003 and except as
described in or specifically contemplated by the Private Placement Memorandum:
(i) neither the Company nor its Subsidiary has incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other material transaction not in the ordinary course of business or which could reasonably be expected to have a Material Adverse
Effect; (ii) neither the Company nor its Subsidiary has sustained any material loss or damage to its physical properties or assets from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor its Subsidiary has paid or declared any dividends or other distributions with respect to its capital stock, and neither the Company nor its Subsidiary has defaulted in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or of its Subsidiary, other than the issuance of the Securities hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or any increase in indebtedness material to the Company or its Subsidiary; and (v) there has not been any other event which has caused a Material Adverse Effect.

                  4.11. Intellectual Property. (a) Except as disclosed in the Private Placement Memorandum: (i) the Company owns or has obtained valid and enforceable rights, licenses or options for any inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, trademark applications, copyrights, copyright applications, maskworks, maskwork applications, trade secrets, fictitious business names, service marks, service mark applications, know how, customer lists, franchise systems, computer software, computer program, designs, blueprints, engineering drawings, proprietary products, source code, technology, proprietary rights or other intellectual property rights or intangible assets and all licenses and other rights required to use or exploit any of the foregoing, currently used in the conduct of the Company's business (collectively, the "INTELLECTUAL PROPERTY"); and (ii) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company. To the Knowledge of the Company, (A) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect; (B) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect;
(C) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than any such actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect; and (D) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

                           (b)      Each of the Company and its Subsidiary has
taken commercially reasonable and customary measures and precautions to protect and maintain the confidentiality and

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secrecy of all Intellectual Property of the Company and its Subsidiary (except
Intellectual Property whose public disclosure (i) is required by law, (ii) would not impair its value or (iii) would not have a Material Adverse Effect) and otherwise to maintain and protect the value of all Intellectual Property of the Company and its Subsidiary. Except as set forth in the Private Placement Memorandum, neither the Company nor its Subsidiary has (other than pursuant to license agreements identified in the Private Placement Memorandum) disclosed or delivered to any Person, or permitted the disclosure or delivery to any Person of (i) the source code, or any portion or aspect of the source code, of any Intellectual Property, (ii) the object code, or any portion or aspect of the object code, of any Intellectual Property of the Company and its Subsidiary, except in the ordinary course of its business or (iii) any patent applications (except as required by law).

                           (c)      Except as set forth in the Private Placement
Memorandum, excluding warranty claims received by Company or its Subsidiary in the ordinary course of business, to the Knowledge of the Company, neither the Company nor its Subsidiary has received any claim by any customer or other party alleging that any Intellectual Property of the Company or its Subsidiary (including each version thereof that has ever been licensed or otherwise made available by the Company to any Person) does not conform in all material respects with any specification, documentation, performance standard, representation or statement made or provided by or on behalf of the Company.

                  4.12. Compliance. To the Knowledge of the Company, neither the Company nor its Subsidiary has been advised, nor has reason to believe, that either of the Company or its Subsidiary is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; in each case, except where failure to be in compliance would not have a Material Adverse Effect.

                  4.13. Taxes. Each of the Company and its Subsidiary has filed or has valid extensions of the time to file all necessary federal, state and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon where such failure to file such return or to pay such taxes is reasonably likely to result in a Material Adverse Effect, and, to the Knowledge of the Company, there is no material tax deficiency which has not been reserved for which has been or might be asserted or threatened against it and which is reasonably likely to have a Material Adverse Effect.

                  4.14. Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  4.15. Offering Materials. Neither the Company nor, to the Knowledge of the Company, any person acting on behalf of the Company, has distributed or will distribute to the Purchaser prior to the Closing Date any material non-public information, other than information related to the transactions contemplated by this Agreement, including, without limitation, the Private Placement Memorandum and any amendment or supplement thereto, all of which information related to the transactions contemplated hereby shall be disclosed by the Company pursuant to Section 4.28 hereof. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Placement Agent to sell, offer for sale or

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solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Securities contemplated by this Agreement to the registration requirements of Section 5 of the Securities Act.

                  4.16. Additional Information. (a) To the extent incorporated by reference in the Private Placement Memorandum, including any supplements thereto, the information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the "SEC FILINGS") each of which has been duly filed with the Securities and Exchange Commission (the "COMMISSION") on the dates set forth below:

                           (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2002;

                           (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and June 30, 2003;

                           (iii) the Company's definitive Proxy Statement with respect to its 2003 Annual Meeting of Stockholders, filed with the Commission on April 30, 2003; and

                           (iv) the Company's Current Reports on Form 8-K filed with the Commission on May 14, 2003, June 17, 2003, July 1, 2003, July 17, 2003
                                    and August 6, 2003.

                  In addition, as of the date of this Agreement, the Private Placement Memorandum, which, to the Knowledge of the Company, the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, when read together with the information, qualifications and exceptions contained in this Agreement, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                  (b) In furtherance and not in limitation of the provisions of Section 4.16(a), the consolidated financial statements of the Company and the related notes contained in or incorporated by reference into the SEC Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiary as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments and the absence of full footnote disclosure as required by generally accepted accounting principles. Such consolidated financial statements (including the related notes) have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments, and except as otherwise described therein and except that unaudited financial statements may not contain all footnotes required by generally accepted

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accounting principles.

                  4.17. Form D. No later than fifteen (15) days after the Closing, the Company shall file a Form D with respect to the Securities as required under Regulation D and shall provide a copy thereof to the Purchaser promptly after filing.

                  4.18 Legal Opinion. Prior to the Closing, Kramer Levin Naftalis & Frankel LLP, counsel to the Company, will deliver its legal opinion to the Placement Agent and the Purchasers substantially in the form attached as Exhibit A to this Agreement. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

                  4.19 Certificate. At the Closing, the Company will deliver to the Purchaser a certificate executed by the chief executive officer, or the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

                  4.20 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby since June 30, 2002. The Company is eligible to register the Registrable Shares (as defined below) for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. To the Knowledge of the Company, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Registrable Shares by the Purchaser.

                  4.21 Quotation on Nasdaq. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the Nasdaq National Market System, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Company shall use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market System or on another national securities exchange for a minimum of two (2) years following the Closing Date.

                  4.22 Use of Purchaser Name. Except as may be required by applicable law or in connection with the registration of the Registrable Shares, the Company shall not use, directly or indirectly, the Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

                  4.23 Material Adverse Effect. As used in this Section 4, the term "MATERIAL ADVERSE EFFECT" means a material adverse effect upon the business, financial condition, results of operation, prospects to the extent presented in the Private Placement Memorandum (subject to the safe harbor provision therein), properties or operations of the Company and its Subsidiary, taken as a whole.

                  4.24 No Defaults. Except as disclosed in the Private Placement Memorandum, neither the Company nor its Subsidiary is in violation or default of any provision of its articles of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound and where such violation, breach or default is reasonably likely to result in a Material Adverse Effect.

                  4.25 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

                  4.26 Use of Proceeds. The Company will use the proceeds from the sale of the Securities as described under "Use of Proceeds" in the Private Placement Memorandum.

                  4.27 Price of Common Stock. The Company has not taken any action intended to stabilize or manipulate the price of the Company's shares of the Common Stock to facilitate the sale or resale of the Securities. The Company has not repurchased any of its shares of Common Stock since June 30, 2003.

                  4.28 Disclosure. Except as included in the Private Placement Memorandum, neither the Company nor, to the Knowledge of the Company, any Person acting on behalf of the Company, has provided the Purchaser with any information that the Company believes constitutes material, non-public information. On or before 9:00 a.m., New York City time, on the first business day after the Closing Date, the Company shall (i) file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement, and disclosing such portions of the Private Placement Memorandum as contain any material nonpublic information with respect to the Company that has not previously been publicly disclosed by the Company, and attaching as an exhibit to such Form 8-K a form of this Agreement (including such exhibit, the "8-K FILING") and (ii) issue a press release in form reasonably acceptable to counsel for the Purchaser describing the material terms of the transactions contemplated by this Agreement (the "PRESS RELEASE"). Except for information that may be provided to the Purchaser pursuant to Section 5(j) of this Agreement, the Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide Purchaser with any material nonpublic information regarding the Company from and after the filing of the 8-K Filing and the issuance of the Press Release without the express written consent of such Purchaser. The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this Section 4.28 in effecting transactions in securities of the Company.

                  4.29 Private Offering. Neither the Company nor anyone acting on its behalf has within the last 12 months issued, sold or offered any security of the Company (including, without limitation, any Common Stock or warrants of similar tenor to the Purchased Warrants) to any Person under circumstances that would cause the issuance and sale of the Securities, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer the Securities or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Securities subject to the registration requirements of Section 5 of the Securities Act.

                  4.30 Related Party Transactions. Except as set forth in the Private Placement Memorandum, since January 1, 2002, no transaction has occurred between or among the Company, the Subsidiary and their affiliates, officers or directors or any affiliate or affiliates of any such officer or director.

                  4.31 Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

                  4.32 Governmental Permits, Etc. Each of the Company and its Subsidiary has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its Subsidiary as currently conducted, except where the failure to possess currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company and its Subsidiary have not received any written notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

                  4.33 Solvency. Based on the financial condition of the Company as of the Closing Date, (a) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (b) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and project capital requirements and capital availability thereof; and (c) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  SECTION 5. Representations, Warranties and Covenants of the Purchaser.

                  (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the Securities set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention or view toward the public sale or distribution thereof, and no arrangement or understanding exists with any other persons regarding the public sale or distribution of any Securities (this representation and warranty not limiting the Purchaser's right to sell any Registrable Shares pursuant to the Registration Statement or in compliance with an exemption from registration under the Securities Act or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in the preparation of the Registration Statement, and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the effective date of the Registration Statement, and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire; (iv) the Purchaser has, in connection with its decision to purchase the number of Purchased Shares and Purchased Warrants set forth on the signature page hereto, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (v) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (vi) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of its Securities or the Company is no longer required to keep the Registration Statement effective. The Purchaser acknowledges that it may not, except in compliance with the Securities Act, the Rules and Regulations and such other securities or Blue Sky laws as may be applicable, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities or engage in any Short Sale (as defined below).

                  (b) The Purchaser represents and warrants to, and covenants with, the Company that neither it nor any Purchaser/Affiliate (as defined in Section 7.3 and which (x) had knowledge about the transactions contemplated hereby, (y) has or shares discretion relating to Purchaser's investments or trading or information concerning Purchaser's investments, including the Units, or (z) is subject to Purchaser's review or input concerning such Purchaser/Affiliate's investments or trading) has or will, directly or indirectly, during the period beginning on the date on which the Purchaser was first notified that the Company intended to engage in the transactions contemplated by this Agreement and ending on the date that the Company files the 8-K Filing (as defined in Section 4.28) in accordance with Section 4.28 hereof, engage (i) in any "short sale" (as defined in Rule 3b-3 promulgated under the Exchange Act), including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of, any of the Securities by Purchaser or (ii) in any hedging transaction which establishes a net short position with respect to the Securities (clauses (i) and (ii) together, a "SHORT SALE"); except for (A) Short Sales by a Purchaser/Affiliate which was, prior to the date on which the Purchaser was first notified that the Company intended to engage in the transactions contemplated by this Agreement, a market maker for the Common Stock, provided that such Short Sales are in the ordinary course of such Purchaser/Affiliate's business and are in compliance with the Securities Act, the Rules and Regulations and such other securities or Blue Sky laws as may be applicable or (B) Short Sales by a Purchaser/Affiliate which by virtue of the procedures of the Purchaser are made without knowledge of the transactions contemplated in this Agreement and were not induced or encouraged by the Purchaser.

                  (c) The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Securities Act, the Rules and Regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

                  (d) The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Securities and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Purchase Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents except to its advisors and representatives for the purpose of evaluating such investment. The Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order and shall provide the Company with reasonable assistance in obtaining such protective order at the Company's sole expense.

                  (e) The Purchaser understands that its investment in the Securities involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities. The Purchaser has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered all inquiries that the Purchaser or the Purchaser's representatives have put to it.

                  (f) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  (g) The Purchaser understands that the Purchased Shares have not been registered under the Securities Act and will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, (iii) the Purchaser provides the Company with evidence of compliance with Rule 144 promulgated under the Securities Act ("RULE 144"), including reasonable assurances (in the form of seller and broker representation letters) that the Purchased Shares can be sold pursuant to Rule 144, (iv) pursuant to Rule 144(k) following the applicable holding period, (v) pursuant to any other exception contained in the Securities Act provided that the Purchaser provides the Company with an opinion of counsel, in a generally acceptable form.

                  (h) The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Purchased Shares and Underlying Shares (the "REGISTRABLE SHARES") may be sold by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificates for the Registrable Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Registrable Shares):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT."

                  (i) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

                  (j) The Purchaser hereby covenants with the Company not to make any sale of the Registrable Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Registrable Shares are not transferable on the books of the Company unless the certificate submitted to the Transfer Agent evidencing the Registrable Shares is accompanied by a separate Purchaser's Certificate of Subsequent Sale (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person on behalf of, the Purchaser, and (iii) to the effect that (A) the Registrable Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) if applicable, the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a "SUSPENSION") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which it receives written notice of the Suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser shall not be prohibited from selling the Registrable Shares under the Registration Statement as a result of a Suspension or Suspensions: (i) for more than thirty (30) days in the case of any Suspension, (ii) Suspensions on more than one (1) occasion in any 6-month period, (iii) Suspensions on more than two
(2) occasions in any 12-month period or (iv) Suspensions aggregating forty-five
(45) days or more in any 12-month period; provided that the Company shall remain liable for liquidated damages pursuant to Section 7.6 hereof with respect to any Suspension or Suspensions exceeding the maximum allowed period for a Suspension or Suspensions (or maximum number of Suspensions).

                  (k) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

                  (l) The Purchaser acknowledges the following disclosure, which is set forth herein as required pursuant to Section 25102(a) of the California Corporate Securities Law of 1968:

         "THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED

         UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT."

                  SECTION 6. Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Purchaser in this Agreement shall survive the execution and delivery of this Agreement, the delivery to the Purchaser of Securities being purchased and the payment therefor until the first anniversary of the Closing. The covenants of the Company in this Agreement shall remain in effect as set forth in this Agreement.

                  SECTION 7. Registration of the Shares; Compliance with the Securities Act.

                  7.1. Registration Procedures and Expenses. The Company shall:

                  (a) as soon as reasonably practicable, but in no event later than fifteen (15) business days following the Closing Date (the "FILING DATE"), subject to timely receipt of necessary information in writing from the Purchasers, prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Registrable Shares by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market System or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions (the "REGISTRATION STATEMENT"). If Form S-3 is not available at that time, then the Company will file a registration statement or such form as is then available to effect a registration of the Registrable Shares, subject to the consent of the Purchasers, representing a majority of the Registrable Shares, which consent shall not be unreasonably withheld;

                  (b) use its reasonable best efforts, to cause the Commission to declare the Registration Statement effective as soon as practicable but in no event later than sixty (60) calendar days after the Closing Date (the "REQUIRED EFFECTIVE DATE"), subject to timely receipt of necessary information in writing from the Purchasers. However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the ninetieth (90th) calendar day after the Closing Date. The Company's best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the Commission. If the Company receives notification from the Commission that the Registration Statement will receive no action or review from the Commission, then the Company will, subject to its rights under
Section 7.2, use its commercially reasonably efforts to cause the Registration Statement to become effective within five (5) business days after such Commission notification;

                  (c) use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Purchasers may sell all of the Registrable Shares then held by the Purchasers, without registration, pursuant to Rule 144(k) of the Securities Act or (iii) such time as all Registrable Shares purchased by all Purchasers in the Offering have been sold pursuant to a Registration Statement or Rule 144 of the Securities Act;

                  (d) furnish to the Purchaser with respect to the Registrable Shares registered under the Registration Statement (and to each underwriter, if any, of such Registrable Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchaser;

                  (e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.1; (ii) file a general consent to service of process in any such jurisdiction; or (iii) subject itself to taxation in any such jurisdiction; and

                  (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Registrable Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

                  Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (f) of this Section 7.1, that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Shares to be sold by the Purchaser, and the intended method of disposition of such Registrable Shares as shall be required to effect the registration of the Registrable Shares, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement. The Purchaser shall update such information as and when necessary by written notice to the Company.

                  The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. Notwithstanding the foregoing, the parties understand and agree that the Company shall not be obligated to retain an underwriter with respect to the offer and sale of Registrable Shares pursuant to the Registration Statement.

                  The Company shall promptly notify the Purchaser of the effectiveness of the Registration Statement, and any post-effective amendments thereto, as well as of the receipt by the Company of any stop orders of the Commission with respect to the Registration Statement.

                  7.2. Transfer of Registrable Shares After Registration. While the Registration Statement is effective and available for resale, the Purchaser agrees that it will not effect any disposition of the Registrable Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 hereof in the section titled "Plan of Distribution" or otherwise permitted by law and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

                  7.3.     Indemnification. For the purpose of this Section 7.3:

                           (i) the term "PURCHASER/AFFILIATE" shall mean any affiliate of the Purchaser (as defined in Rule 405 under the Securities Act) and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                           (ii) the term "REGISTRATION STATEMENT" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1 hereof.

                           (a)      The Company agrees to indemnify and hold
harmless the Purchaser and the Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, to which the Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "PROSPECTUS"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any material breach of the representations and warranties of the Company contained in this Agreement, or any material breach by the Company of its obligations hereunder, and will reimburse the Purchaser or Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 7.2 hereof respecting the sale of the Registrable Shares, (iii) the inaccuracy of any representations made by the Purchaser herein, or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                           (b)      The Purchaser will severally, but not
jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting the sale of the Registrable Shares or
(ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the obligations of the Purchaser under this Section 7.3 shall not exceed the net proceeds to such Purchaser from the sale of Registrable Shares pursuant to such Registration Statement.

                           (c)      Promptly after receipt by an indemnified
party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action). Subject to provisions hereinafter stated, in case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnifying party and the indemnified party, based upon the advice of such indemnified party's counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action (including indemnified parties under Agreements with Other Purchasers), plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                           (d)      If the indemnification provided for in this
Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Registrable Shares purchased by the Purchaser that were sold (including the exercise price of the Purchased Warrants, if any) pursuant to the Registration Statement bears to the difference (the "DIFFERENCE") between the amount the Purchaser paid for the Registrable Shares that were sold (including the exercise price of the Purchased Warrants, if any) pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section 7.3, any legal or other out-of-pocket fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's obligation to contribute pursuant to this
Section 7.3 is several and not joint.

                  7.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares upon the earliest to occur of (i) the sale of the Registrable Shares pursuant to the Registration Statement, (ii) the sale of the Registrable Shares pursuant to Rule 144 under the Securities Act or (iii) the passage of two (2) years from the effective date of the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act in connection with the resale of the Registrable Shares.

                  7.5. Information Available. As long as any Purchaser owns the Registrable Shares and the Company is subject to the filing requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. So long as the Registration Statement is effective covering the resale of the Registrable Shares owned by the Purchaser, the Company will furnish to the Purchaser upon such Purchaser's request:

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, concurrently with delivery to its shareholders generally) one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K, (iii) upon the request of the Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Registrable Shares;

                  (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses and supplements thereto to supply to any other party requiring such prospectuses and supplements; and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Registrable Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

                  7.6 Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement has been filed but is not declared effective by the Commission by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.033% of the purchase price paid by such Purchaser for the Securities it continues to hold pursuant to this Agreement as of such day; and for any such day, such payment shall be made no later than the tenth business day of the calendar month next succeeding the month in which such day occurs. If the Purchaser shall be prohibited from selling the Registrable Shares under the Registration Statement as a result of (i) a Suspension of more than thirty (30) days, (ii) Suspensions on more than one (1) occasion in any 6-month period, (iii) Suspensions on more than two (2) occasions in any 12-month period or (iv) Suspensions aggregating forty-five (45) days or more in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions (or maximum number of Suspensions), but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.033% per day of the purchase price paid by the Purchaser for the Registrable Shares the Purchaser continues to hold pursuant to this Agreement as of such day, and such payment shall be made no later than the tenth business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 9 of this Agreement. Any payments made pursuant to this Section 7.6 shall not constitute the Purchaser's exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Registrable Shares for the same period of time. Such payments shall be made to the Purchaser in cash.

                  SECTION 8. Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Securities to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

                  SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given (i) when so faxed , (ii) the day after so mailed by such overnight express courier and (iii) two days after so mailed otherwise than by such overnight express courier, (except that notices of Suspensions or stop orders must be made by facsimile) as follows:

                  (a)      if to the Company, to:

                  Nastech Pharmaceutical Company Inc.
                  3450 Monte Villa Parkway
                  Bothell, Washington 98021
                  Attention:  Dr. Steven Quay
                  Facsimile:  (425) 908-3650

                  with a copy to:

                  Kramer Levin Naftalis & Frankel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Attention: Richard Marlin, Esq.
                  Facsimile:  (212) 715-8000

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

                  (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                  SECTION 10. Changes. No provision of this Agreement may be waived, modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

                  SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby

("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in New York, New York (collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the non-exclusive jurisdiction of such Specified Courts of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

                  SECTION 14. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

                  SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  SECTION 16. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  SECTION 17. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns; provided that the Company may only assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser in connection with a merger, consolidation or sale of all or substantially all of the Company's assets. The Purchaser may assign its rights under this Agreement to any person to whom the Purchaser assigns any of the Securities, so long as
(i) such transfer is in compliance with the federal and state securities laws,
(ii) such transferee is an "accredited investor" (within the meaning of Regulation D under the Securities Act), (iii) such transferee agrees in writing to be bound by the terms and provisions of this Agreement, (iv) such transferee completes and delivers to the Company the Securities Questionnaire and Registration Statement Questionnaire attached as Appendix I and (v) any transfer of Shares to such transferee complies with Section 5 and Section 7.2 hereof; provided, however that if such assignment is made to 10 or more separate persons or entities, then the Purchaser, and not any subsequent assignee, shall have the right to enforce the terms of, and receive notices under, Section 7.3.

                  SECTION 18. Force Majeure. Neither party shall be deemed in default of any provision of this Agreement (other than provisions regarding confidentiality), to the extent that performance of its obligations or attempts to cure a breach are materially delayed or prevented by any event reasonably beyond the control of such party, including, without limitation, war, hostilities, acts of terrorism, revolution, riot, civil commotion, national emergency, strike, lockout, unavailability of supplies, epidemic, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency, provided that such party gives the other party written notice thereof promptly upon discovery thereof and uses reasonable efforts to cure or mitigate the delay or failure to perform.

                  SECTION 19. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  SECTION 20. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                   [Remainder of page is intentionally blank]

                                 SIGNATURE PAGE
                                       TO
                       NASTECH PHARMACEUTICAL COMPANY INC.
                             SUBSCRIPTION AGREEMENT
                            Dated __________ __, 2003

         IN WITNESS WHEREOF, the undersigned has executed this Agreement this ___ day of __________, 2003.

Number of units to be purchased:
_______________, including
____________ Purchased Shares and
________  Purchased Warrants
Purchase Price for Units to be Purchased:
$___________

                                      __________________________________________
                                      Print Full Legal Name of Partnership,
                                      Company, Limited Liability Company, Trust or Other Entity

                                      By: ______________________________________
                                              (Authorized Signatory)
                                      Name: ____________________________________
                                      Title: ___________________________________
                                      Address and Fax Number: __________________

                                      __________________________________________

                                      Taxpayer Identification Number: __________
                  Date and State of Incorporation or Organization: _____________ Date on which Taxable Year Ends: _____________________________

                                      E-mail Address: __________________________

ACCEPTED AND AGREED:

NASTECH PHARMACEUTICAL COMPANY INC.

By: ______
Name:_____________________________
Title:
Dated: